Exhibit 10.48

October 3, 2005

$350,000,000 Interim Facility

Letter Agreement

EXCO Resources, Inc. 12377 Merit Drive Suite 1700 Dallas, Texas 75251
Attention:	Douglas H. Miller Chairman and Chief Executive Officer

Ladies and Gentlemen:

Reference is made to (i) the Commitment Letter, dated as of September 29, 2005 (including the attached Term Sheets, the “Commitment Letter”), among EXCO Holdings Inc., EXCO Resources, Inc. (“EXCO”), J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending Inc. and (ii) the Credit Agreement, dated as of October 3, 2005 (the “Credit Agreement”), among EXCO Holdings II Inc. (to be merged with and into Exco Holdings Inc. on the date thereof) (“Holdings”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used herein and defined in the Commitment Letter or the Credit Agreement, as applicable, are so used as so defined.

The Commitment Letter provides that (i) EXCO shall be obligated to issue Exchange Notes on or after the Initial Loan Maturity Date in exchange for the Initial Loans, (ii) such Exchange Notes shall be guaranteed by all material domestic subsidiaries of EXCO (the “Subsidiary Guarantors”) and (iii) any Initial Loans outstanding after the Initial Loan Maturity Date shall also be guaranteed by EXCO and the Subsidiary Guarantors.

The Lenders have agreed that EXCO and the Subsidiary Guarantors shall not be required to execute and deliver, on the Interim Facility Closing Date, the Indenture, the Exchange Notes or guarantees in respect thereof or of the Initial Loans, to be held in escrow pending the effectiveness thereof. In consideration for such agreement, (i) EXCO hereby agrees to redeem all of the Senior Notes no later than the Initial Loan Maturity Date and (ii) on the date of such redemption (or, if later, the Initial Loan Maturity Date), EXCO and the subsidiaries of EXCO party hereto (collectively, the “EXCO Entities”) hereby agree, subject to no other conditions, to execute and deliver to the Administrative Agent a Guarantee substantially in the form attached hereto as Exhibit A, it being agreed by the parties hereto that this Letter Agreement does not constitute a Guarantee as such term is defined in the Indenture. The EXCO Entities acknowledge that the execution and delivery of this Letter Agreement is a condition precedent to the making of the Initial Loans to Holdings and that, accordingly, the Lenders have relied on the agreements of the EXCO Entities in this Letter Agreement as an inducement to the making of the Initial Loans.

This Letter Agreement shall not be assignable by any EXCO Entity without the prior written consent of the Administrative Agent (and any purported assignment without such consent shall be null and void). This Letter Agreement may not be amended or waived except by an instrument in writing signed by each EXCO Entity and each of the Lenders. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Letter Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof by returning to the Administrative Agent an executed counterpart hereof.

Very truly yours,

EXCO RESOURCES, INC. a Texas corporation

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President & Chief Financial Officer

ROJO PIPELINE, INC., a Texas corporation

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President

EXCO INVESTMENT I, LLC, a Delaware limited liability company

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President & Chief Financial Officer

EXCO INVESTMENT II, LLC, a Delaware limited liability company

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President & Chief Financial Officer

EXCO OPERATING, LP, a Delaware limited partnership by EXCO INVESTMENT II, LLC, its general partner

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President & Chief Financial Officer

NORTH COAST ENERGY, INC., a Delaware corporation

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President

NORTH COAST ENERGY EASTERN, INC., a Delaware corporation

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President

PINESTONE RESOURCES, LLC, a Delaware limited liability company

		By:	/s/ J. DOUGLAS RAMSEY, PH.D.
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President & Chief Financial Officer

ACKNOWLEDGED:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ WM. MARK CRANMER
Name:	Wm. Mark Cranmer
Title:	Vice President